UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2016

MACY'S, INC.

7 West Seventh Street, Cincinnati, Ohio 45202 (513) 579-7000

-and-

151 West 34th Street, New York, New York 10001 (212) 494-1602

Delaware	1-13536	13-3324058
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory

                         Arrangements of Certain Officers.

(d)                   On March 21, 2016, the Board of Directors of Macy's, Inc. ("Macy's") elected William H. Lenehan to serve as an independent non-employee member of Macy's Board of Directors, effective as of April 1, 2016.  Mr. Lenehan is the President and Chief

                        Executive Officer of Four Corners Property Trust, Inc., a real estate investment trust spun out from Darden Restaurants in

                        2015. The Board also appointed Mr. Lenehan as a member of the Finance Committee of the Board, effective as of April 1, 2016.

                        Mr. Lenehan will participate in the standard non-employee director compensation arrangements described in the proxy statement for Macy's May 15, 2015 Annual Meeting of Shareholders under the caption "Further Information Concerning the

                        Board of Directors."

Item 9.01.       Financial Statements and Exhibits.

(d)                    Exhibits

                        99.1     Press Release of Macy's dated March 22, 2016.

MACY'S, INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACY'S, INC.

Dated: March 22, 2016	By: /s/ Joel A. Belsky Name: Joel A. Belsky Title: Executive Vice President and Controller

                                                                 INDEX TO EXHIBITS

Index

Number

99.1                 Press Release of Macy's dated March 22, 2016.